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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934

                               November 29 , 1999
                        (Date of Earliest Event Reported)

                         MORGAN STANLEY AIRCRAFT FINANCE
           (Exact Name of Registrant as Specified in Trust Agreement)

                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         333-56575                                        13-3375162
         (Commission File                                 (IRS Employer
         Number)                                          Identification No.)

                         Morgan Stanley Aircraft Finance
                          c/o Wilmington Trust Company
                            1100 North Market Street
                               Rodney Square North
                         Wilmington, Delaware 19890-1000
                    Attention: Corporate Trust Administration
                                 (302) 651-1000
             (Address and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Office)

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Item 5.           Other Events

         We are required, at least once each year, to deliver to the trustee under our indenture appraisals of the base value of each of the aircraft in our portfolio from at least three independent appraisers that are members of the International Society of Transport Aircraft Trading or any similar organization. Previously, we obtained appraisals from three such appraisers and calculated the Adjusted Base Value of each aircraft by calculating the average of these three appraisals. For the current year we have obtained appraisals from five such appraisers. We have calculated the Adjusted Base Value of each aircraft by removing the highest and the lowest appraisal and taking the average of the remaining three. The table below contains all five appraisals of each aircraft and the new "Adjusted Base Value" of each aircraft under the indenture.

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

                                                                                          Appraisal of
                                                   ---------------------------------------------------------------------------------
                                                                                                                           Adjusted
                                                                                 Aircraft                 Aircraft Value  Base Value
               Engine        Serial    Date of     Airclaims                   Information  Morton Beyer     Analysis    as of June
 Type      Configuration     Number  Manufacture    Limited    BK Associates  Services, Inc.  and Agnew      Company      30, 1999
 ----      -------------     ------  -----------    -------    -------------  --------------  ---------      -------      --------

A300-600R   PW 4158            555      Mar-90     45,654,907    47,004,520    52,240,000    48,760,000     40,800,000    47,139,809
A310-300    JT9D-7R4E1         409      Nov-85     19,931,860    26,794,750    22,300,000    29,910,000     15,800,000    23,008,870
A310-300    JT9D-7R4E1         410      Nov-85     20,062,192    26,965,750    22,800,000    30,685,000     16,100,000    23,275,981
A310-300    JT9D-7R4E1         437      Nov-86     22,434,080    33,753,200    28,780,000    33,897,000     22,400,000    28,322,427
A320-200    CFM 56-5A3         279      Feb-92     29,669,527    31,056,158    29,310,000    32,508,000     29,800,000    30,175,228
A320-200    V2500-A1           393      Feb-93     30,956,250    29,822,438    29,650,000    32,729,000     30,500,000    30,426,229
A320-200    V2500-A1           414      May-93     31,800,983    30,944,293    29,720,000    33,858,000     30,800,000    31,181,759
A321-100    V2530-A5           597      May-96     37,602,580    47,919,200    45,410,000    38,283,000     40,050,000    41,247,667
B737-300    CFM 56-3B2       25161      Feb-92     23,779,082    26,359,573    25,660,000    24,509,000     25,200,000    25,123,000
B737-300    CFM 56-3C1       27635      May-95     26,514,277    29,359,574    29,330,000    28,372,000     26,400,000    28,072,092
B737-300    CFM 56-3B2       24299      Nov-88     20,622,318    20,339,031    21,150,000    19,325,000     20,400,000    20,453,783
B737-300    CFM 56-3C1       26295      Dec-93     23,465,973    26,494,703    26,020,000    25,704,000     25,500,000    25,741,333
B737-300F   CFM 56-3B2       23811      Oct-87     20,075,744    20,143,831    22,090,000    20,253,000     20,500,000    20,298,944
B737-300QC  CFM 56-3C1       23788      May-87     20,090,833    19,149,500    22,210,000    18,070,000     18,750,000    19,330,111
B737-400    CFM 56-3B2       24234      Oct-88     22,491,365    21,105,557    23,320,000    22,983,000     22,050,000    22,508,122
B737-400    CFM 56-3C1       25104      May-93     26,555,304    26,902,270    28,060,000    27,840,000     26,500,000    27,099,191
B737-400    CFM 56-3C1       25371      Jan-92     25,715,207    25,534,666    27,070,000    25,572,000     25,900,000    25,729,069
B737-500    CFM 56-3B1       25165      Apr-93     21,134,277    17,970,159    19,950,000    20,796,000     18,800,000    19,848,667
B747-300    CF6-80C2         24106      Apr-88     49,255,642    60,803,712    63,190,000    53,087,000     40,600,000    54,382,118
B757-200ER  RB211-535-E4-37  24367      Feb-89     30,177,713    32,723,952    36,940,000    34,952,000     30,900,000    32,858,651
B757-200ER  RB211-535-E4     24260      Dec-88     31,293,007    33,348,648    36,500,000    36,707,000     32,400,000    34,082,883
B757-200ER  PW 2037          26272      Mar-94     33,990,174    44,376,992    45,060,000    43,957,000     39,300,000    42,544,664
B767-200ER  CF6-80A          23807      Aug-87     30,277,778    32,257,175    41,050,000    30,322,000     26,400,000    30,952,318
B767-300ER  CF6-80C2B6F      24798      Oct-90     50,111,887    55,517,075    59,120,000    58,697,000     48,800,000    54,775,321
B767-300ER  CF6-80C2B6F      26256      Apr-93     60,658,056    64,175,158    70,120,000    67,162,000     63,400,000    64,912,386
B-767-300ER CF6-80C2B4       26260      Sep-94     62,017,393    66,173,624    70,950,000    68,728,000     66,600,000    67,167,208
Engine      CF6-80C2B6F     704279      Jun-95      5,951,393     6,210,000     5,400,000     4,924,000      4,850,000     5,425,131
F-70        TAY MK620-15     11564      Dec-95     12,498,755    14,929,853    13,730,000    14,544,000     13,700,000    13,991,333
F-70        TAY MK620-15     11565      Feb-96     11,746,378    15,979,698    15,260,000    14,648,000     13,900,000    14,602,667
F-70        TAY MK620-15     11569      Mar-96     12,123,141    15,979,357    15,260,000    14,698,000     14,950,000    14,969,333
MD-82       JT8D-217C        49825      Mar-89     15,861,388    17,885,599    20,690,000    20,184,000     16,800,000    18,289,866
MD-83       JT8D-219         49822      Dec-88     17,545,573    19,421,086    20,640,000    21,895,000     18,300,000    19,453,695
MD-83       JT8D-219         49824      Mar-89     17,913,837    21,517,573    22,260,000    22,682,000     18,400,000    20,725,858
                                                   ----------    ----------    ----------    ----------     ----------    ----------
                                                  909,978,875 1,008,918,675 1,041,240,000 1,021,241,000    905,550,000   978,115,713
                                                  ----------- ------------- ------------- -------------    -----------   ===========


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            MORGAN STANLEY AIRCRAFT FINANCE

Date:    November 29, 1999                  By: /s/ Scott Peterson
                                               ---------------------------
                                                    Scott Peterson
                                                    Signatory Trustee

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